UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01976

                               Sequoia Fund, Inc.
               (Exact name of registrant as specified in charter)

              767 Fifth Avenue, Suite 4701, New York, NY 10153-4798
               (Address of principal executive offices) (Zip code)

                               Robert D. Goldfarb
                           Ruane, Cunniff & Goldfarb Inc.
                                767 Fifth Avenue
                                   Suite 4701
                          New York, New York 10153-4798
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-5280

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                  ANNUAL REPORT
                                DECEMBER 31, 2010

SEQUOIA FUND, INC.
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS REINVESTED IN SHARES

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2010. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                              VALUE OF
                VALUE OF    CUMULATIVE   VALUE OF
                 INITIAL    REINVESTED CUMULATIVE     TOTAL
                 $10,000 CAPITAL GAINS REINVESTED  VALUE OF
PERIOD ENDED: INVESTMENT DISTRIBUTIONS  DIVIDENDS    SHARES
------------- ---------- ------------- ---------- ---------
July 15, 1970   $ 10,000          $ --       $ --  $ 10,000
May 31, 1971      11,750            --        184    11,934
May 31, 1972      12,350           706        451    13,507
May 31, 1973       9,540         1,118        584    11,242
May 31, 1974       7,530         1,696        787    10,013
May 31, 1975       9,490         2,137      1,698    13,325
May 31, 1976      12,030         2,709      2,654    17,393
May 31, 1977      15,400         3,468      3,958    22,826
Dec. 31, 1977     18,420         4,617      5,020    28,057
Dec. 31, 1978     22,270         5,872      6,629    34,771
Dec. 31, 1979     24,300         6,481      8,180    38,961
Dec. 31, 1980     25,040         8,848     10,006    43,894
Dec. 31, 1981     27,170        13,140     13,019    53,329
Dec. 31, 1982     31,960        18,450     19,510    69,920
Dec. 31, 1983     37,110        24,919     26,986    89,015
Dec. 31, 1984     39,260        33,627     32,594   105,481
Dec. 31, 1985     44,010        49,611     41,354   134,975
Dec. 31, 1986     39,290        71,954     41,783   153,027
Dec. 31, 1987     38,430        76,911     49,020   164,361
Dec. 31, 1988     38,810        87,760     55,946   182,516
Dec. 31, 1989     46,860       112,979     73,614   233,453
Dec. 31, 1990     41,940       110,013     72,633   224,586
Dec. 31, 1991     53,310       160,835    100,281   314,426
Dec. 31, 1992     56,660       174,775    112,428   343,863
Dec. 31, 1993     54,840       213,397    112,682   380,919
Dec. 31, 1994     55,590       220,943    117,100   393,633
Dec. 31, 1995     78,130       311,266    167,129   556,525
Dec. 31, 1996     88,440       397,099    191,967   677,506
Dec. 31, 1997    125,630       570,917    273,653   970,200
Dec. 31, 1998    160,700       798,314    353,183 1,312,197
Dec. 31, 1999    127,270       680,866    286,989 1,095,125
Dec. 31, 2000    122,090       903,255    289,505 1,314,850
Dec. 31, 2001    130,240     1,002,955    319,980 1,453,175
Dec. 31, 2002    126,630       976,920    311,226 1,414,776
Dec. 31, 2003    147,610     1,146,523    362,790 1,656,923
Dec. 31, 2004    154,270     1,200,687    379,159 1,734,116
Dec. 31, 2005    155,450     1,331,529    382,059 1,869,038
Dec. 31, 2006    152,750     1,496,788    375,422 2,024,960
Dec. 31, 2007    139,120     1,713,258    342,768 2,195,146
Dec. 31, 2008     95,270     1,265,238    241,397 1,601,905
Dec. 31, 2009    109,900     1,459,533    278,860 1,848,293
Dec. 31, 2010    129,290     1,745,828    333,509 2,208,627

The total amount of capital gains distributions reinvested in shares was $1,469,368. The total amount of dividends reinvested was $130,082, including return of capital distributions reinvested of $5,294. No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.

Dear Shareholder:

   Sequoia Fund's results for the quarter and year ended December 31, 2010 appear below with comparable results for the S&P 500 Index:

To December 31, 2010  SEQUOIA FUND    STANDARD & POOR'S 500*
                      --------------- -------------------------
Fourth Quarter                6.16%                    10.76%
1 Year                       19.50%                    15.06%
5 Years (Annualized)          3.40%                     2.29%
10 Years (Annualized)         5.32%                     1.41%

   The performance shown above represents past performance and does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

   * THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR U.S. CORPORATIONS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND ASSUMES REINVESTMENT OF DISTRIBUTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YEAR TO DATE PERFORMANCE AS OF THE MOST RECENT MONTH END CAN BE OBTAINED BY CALLING DST SYSTEMS, INC. AT (800) 686-6884.

   The Fund outperformed the S&P 500 Index for the year, though it underperformed during the fourth quarter. For the second consecutive year, the stock market posted significant gains as the economy recovered from the financial crisis of 2008. After losing 37% of its value in 2008, the S&P 500 gained 26.5% in 2009 and 15.1% in 2010, meaning an investor in the Index who stayed the course over three years would have lost about 8 cents on every dollar invested at the end of 2007. An investor in Sequoia would have had a fractional gain over the same three-year period, net of fees.

   In 2010, Sequoia generated a 19.5% return despite holding a large cash balance all year. Indeed, we ended the year 79% invested in equities and 21% in cash. Had we been more fully invested in the stocks we already own, performance would have been better.

   A lot happened at Sequoia in 2010. Most notably, we sold nearly half the Fund's holding in Berkshire Hathaway. After comprising more than 30% of Sequoia's assets as recently as 2006, Berkshire amounted to 10.6% of assets at the end of 2010.

   In the same year we sold so much Berkshire, we bought a large position in Valeant Pharmaceuticals and a smaller one in Biovail, a Canadian pharmaceuticals manufacturer. Valeant and Biovail merged during the year, and on December 31 the combined company, called Valeant, was our second largest holding. In recent weeks, rapid appreciation in Valeant shares caused it to surpass Berkshire and become Sequoia's largest holding. It is the first time in nearly 20 years that Berkshire has not been the largest investment in the Fund.

   At the time we sold Berkshire we felt the buyers would probably end up earning reasonable returns on their investment. That's not a typical sentiment for a seller. But our sale of Berkshire was unusual in several ways.

   At the heart of the matter, we continue to believe that Berkshire Hathaway represents an excellent collection of businesses helmed by the best capital allocator in America. But in recent years Warren Buffett has announced loudly and clearly that the law of large numbers is working against Berkshire. That is, as the company's market capitalization has grown to $200 billion and its shareholders' equity to $150 billion, it has become harder for Berkshire to grow organically at a fast rate or to make investments large enough to propel earnings rapidly forward. When Warren Buffett tells the public that Berkshire's growth rate will slow in the future, it behooves one to listen.

   Our feeling is that Berkshire is a very fine holding. It delivers to an investor a diversified earnings stream, a fortress-like balance sheet and a CEO who has the courage to make opportunistic investments when others are fearful. But to justify a 20% weighting in the Fund, we must believe a business trading at Berkshire's valuation level can compound its earnings at a fast rate for a long time. We think Berkshire's growth rate will be respectable in the future, but not torrid. As a consequence, we believe it makes more sense for Berkshire to be a large, but not outsized, percentage of Sequoia.

   Of course, cash currently delivers a negligible return these days and as we sold Berkshire we effectively increased our cash position. But timing also played a role in our decision to sell shares. The entry of Berkshire into the S&P 500 index, and later into the Russell 1000 and 3000, created enormous demand for shares by index funds. We took advantage of this demand by selling a large volume of shares as Berkshire entered these indices.

   Valeant is a pharmaceutical company that doesn't spend much money on research and development. Over the years it has acquired a stable of older branded drugs that often are off-patent, plus a portfolio of generic and OTC drugs. Many of its drugs are steady sellers in niche categories of dermatology or neurology. Valeant also focuses on markets such as Mexico, Brazil and Poland, where market dynamics are different than in the U.S. In Mexico, for example, there is little government regulation of pharmaceutical products and most people pay for medicine out of pocket. There are lots of dubious products on the market and low trust in prescription medication. Given this, Valeant has been able to brand generic drugs. The patient trusts a branded generic more than a no-name generic, and is willing to pay a premium for it. Valeant then is able to command a good price for what is a low-cost product.

   While Valeant doesn't spend much money on R&D, it does invest heavily in its sales force. Often, it is able to buy older drugs for low multiples of operating profit and then expand distribution fairly quickly. The company made 14 small acquisitions in 2009 before embarking on its transforming merger with Biovail last year. In that deal, Valeant obtained some tax shields in Barbados that should enable it to lower its corporate tax rate dramatically. In the first five weeks of 2011, Valeant has announced two more sizable acquisitions.

   The CEO of Valeant, Mike Pearson, strikes us as exceptionally capable and shareholder focused. For many years, Mr. Pearson ran the pharmaceutical consulting practice at McKinsey, where his clients included several of the best drug companies in the world. We think he is ideally suited to run a business that is at heart a value investor in pharmaceutical products.

   The Fund began buying Valeant last spring and as of early February had earned roughly a 100% return in the stock. That pace of growth can't continue, but we remain confident in Valeant's prospects.

   One thing that didn't change in 2010 was our continued ownership of long-time holdings TJX, Fastenal, Idexx Laboratories and Mohawk. Those four stocks made up 23% of Sequoia's assets at year-end. The worst performing stock of the group was Mohawk, which rose 19.2% for the year. In all, our top six holdings made up 43% of assets at year end and substantially outperformed the Index. Our founder Bill Ruane liked to say that his top six ideas would do better than all his other ideas, so best to concentrate in them. We still adhere to that advice, and in 2010 the top six delivered terrific results.

   That said, another gradual change at Sequoia has been an increase in the number of holdings. At the end of 2010, we held 34 stocks in the Fund, which we believe is an all-time high. A decade ago, we finished 2001 with

17 stocks (five of which are still in the Fund). Every year, it seems, there are a few more stocks in the Fund than the year before.

   This isn't really part of an effort to diversify away from our core belief in the benefits of concentration. The top six holdings remain disproportionately large. But in recent years, we've been adding steadily to our research team, and this talented group has broadened our reach without sacrificing any of the rigor we've always demanded. In recent years, we've looked at scores of European stocks for the first time. We've looked selectively at technology stocks we thought we could understand, like IBM and Google. We've looked for health care stocks that aren't subject to reimbursement pressure and ended up owning Valeant and private label over-the-counter drug maker Perrigo.

   Our goal will always be to concentrate an outsized portion of our capital in a relatively small number of businesses that we've studied intensively. We believe the best way to outperform the market index while reducing risk is to have a deep understanding of a group of high-quality companies that have been carefully purchased. We have a great degree of confidence in our research team and believe we will uncover more than six good ideas in the future. As we move into an era where we no longer have 30% of assets in a single security, investors should expect Sequoia to own more stocks than in the past.

   At the same time, we would point out that the eight smallest positions in Sequoia at year-end cumulatively represented 1.0% of assets. This is not an ideal way to construct a portfolio, but in the tumult of the past 2 1/2 years, we've tried to buy some stocks that moved out of our price range very quickly. Rather than give up and sell the positions we've opted to hold them. This requires us to keep an eye on them. Hopefully, we will have an opportunity to add to some of these positions in the future.

   Looking ahead, we regret that our crystal ball is never very helpful. A year ago we told you that in a robust economic recovery, Sequoia would probably lag the market. We lacked exposure to cyclicals or leveraged financials, which we presumed would lead a recovery. We also carried a large cash balance at the end of 2009 that would act as a drag on results in a bull market. So what happened? The economy proceeded to grow better than many prognosticators forecast and the S&P rose 15%, with cyclical stocks in particular performing well. Yet we beat the Index.

   Rather than try to guess at what might happen in 2011, we'll just remind you that the Sequoia portfolio is dominated by market leading companies that earn high returns on capital, boast extremely strong balance sheets and self-fund their growth. Our companies are run by high quality management teams. Speaking very broadly, the kinds of companies Sequoia owns tend to outperform the market during downturns as investors seek quality and safety. Our portfolio has sometimes underperformed in upturns, as investors focus on stocks that get greater leverage from a growing economy.

   If the stock market continues its upward march, our large cash position will hurt investment results. Conversely, in a market correction we would have the flexibility to make new investments. We do not lack for ideas.

   We were extremely gratified and humbled to be chosen by Morningstar as domestic stock fund managers of the year for 2010. While we had a fine year, a number of other managers did as well or better than we did. In making the announcement, Morningstar said it views the manager of the year as akin to a Hall of Fame election recognizing a long career rather than as an All-Star selection for a single great year. We wish Bill Ruane could have enjoyed this recognition in his lifetime, but are honored to enter Morningstar's Hall of Fame with him. However, we are not hanging up our spikes! We intend to keep improving and hopefully making more All-Star teams in the future. We have a young and talented research team propelling us forward and we aim to build a track record in the '10s worthy of the record Sequoia achieved in its first 40 years. Please visit our website at www. sequoiafund.com for more information on the award, and to view video clips of the analyst interviews.

   In closing, we remind you that a concentrated portfolio of stocks will not track the results of the S&P Index closely from year to year. Over time, a well selected portfolio should outperform the Index. We believe the current portfolio will generate satisfactory returns over time for Sequoia shareholders.

Sincerely,


/s/ Richard T. Cunniff     /s/ Robert D. Goldfarb       /s/ David M. Poppe
Richard T. Cunniff          Robert D. Goldfarb               David M. Poppe
  Vice Chairman                 President               Executive Vice President

February 7, 2011

THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR DAY WILL BE HELD AT 10 A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 20, 2011 AT
THE ST. REGIS HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

   The total return for the Sequoia Fund was 19.5% in 2010. This compares with the 15.1% return of the S&P 500 Index. Our investment philosophy is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

   The table below shows the 12-month stock total return for the Fund's major positions at the end of 2010.

                        % OF ASSETS     TOTAL    % OF ASSETS
POSITION                   12/31/10    RETURN       12/31/09
----------------------- -------------- --------- --------------
Berkshire Hathaway             10.6%     21.4%          20.3%
Valeant Pharmaceuticals         9.2%   78.9%*            0.0%
Idexx Laboratories Inc.         6.4%     29.5%           6.8%
TJX Companies, Inc.             6.3%     23.1%           6.3%
Fastenal Company                6.0%     47.7%           5.1%
Mohawk Industries, Inc.         4.3%     19.2%           4.4%

* PERFORMANCE FROM 4/28/10, DATE OF FIRST PURCHASE OF VALEANT SHARES.

   The outperformance vs. the Index in 2010 was driven by strong performance of the Fund's equity holdings, partially offset by a large cash position maintained throughout the year which produced a negligible return. Each of the Fund's six largest holdings outperformed the Index during the year, as shown in the table above.

   We believe Berkshire Hathaway achieved record earnings per share in 2010, a pleasing result considering the depth of the recent downturn. The Burlington Northern Santa Fe railroad has vastly outperformed expectations since Berkshire acquired it in early 2010. We believe BNSF's 2010 net income should exceed original estimates by 40%, as strong volume gains, firm pricing and good cost control drive record earnings. We expect continued volume and earnings growth at the railroad to boost Berkshire's after tax return on the acquisition to 10% by 2012. Meanwhile, insurance profits are still high despite declining rates and the profits of most of the other non-insurance businesses are recovering nicely.

   In 2010, Berkshire spent $2 billion for 10% of Munich Re at a price of eight times 2011 earnings estimates. It added to its Wells Fargo stake at a similar multiple. In recent months, Berkshire subsidiaries have made such diverse bolt-on acquisitions as a jewelry designer, a tester of moisture content for grain, two liquor distributors, and a brick maker. Berkshire is also scheduled in 2011 to purchase minority interests in majority-owned affiliates Marmon and Wesco.

   We sold nearly half of the Fund's shares in Berkshire Hathaway in 2010. Berkshire remained our largest holding at the end of the year, and we have great confidence in the company's outlook. However, given Berkshire's valuation and comments from management about the difficulty of maintaining a high growth rate given the company's size, we felt it prudent to reduce Berkshire from 20.3% of the Fund's assets at the end of 2009.

   Valeant caught our eye last year for its approach to the pharmaceutical business. In an industry marked by heavy spending on research and development, Valeant over a period of years has acquired a stable of older branded drugs that often are off-patent, plus a diverse portfolio of generic and OTC drugs. Many of its drugs are steady sellers in niche categories of dermatology or neurology. Valeant also focuses on markets such as Mexico, Brazil and Poland, where market dynamics are different than in the U.S.

   In our view, Valeant is essentially a value investor in pharmaceutical products. Because it has a large sales force in numerous countries, it is often able to buy older drugs for low multiples of operating profit and then expand distribution. The company made 14 small acquisitions in 2009 before embarking on its transforming merger with Biovail last year. In that deal, Valeant obtained some tax shields in Barbados that should enable it to lower its corporate tax rate dramatically. In the first five weeks of 2011, Valeant has announced two more sizable acquisitions.

   The Fund began buying Valeant in April and earned a 79% return on its original purchases by year-end. Valeant continued to appreciate in the first weeks of 2011 and as of this writing is now the largest holding in

Sequoia. This marks the first time in 19 years that Berkshire Hathaway is not the largest holding in the Fund.

   Veterinary clinic revenues followed their first drop in more than a decade in 2009 with a worse mid-single digit fall in 2010. It has become clear to us that pet healthcare spending is tied closely to employment and we suspect that spending in the industry will not recover materially until employment levels in the U.S. improve. Despite continued market weakness, Idexx Labs managed to grow revenue by 6% and earnings per share by 18%. These results were driven by new companion animal products, stronger international markets (which now drive over a third of revenues) and market share gains in its important reference laboratories business. While Idexx is an extremely strong and well-managed franchise, we sold some shares during the year based on the stock's valuation coupled with our concerns about the outlook for pet healthcare spending.

   We have held shares of TJX in the Fund for 10 years. The company has been a very good performer for a long time, but earnings growth has accelerated in recent years. TJX is the largest off-price apparel and home goods retailer in the United States, Canada and the UK, and now has a growing presence in Germany and Poland. After the 2008 financial crisis, TJX benefited from large levels of high quality surplus in the marketplace. But more than two years after the crisis began, TJX continues to source high-quality goods and to report increasing levels of customer traffic in stores. In 2007, TJX earned $1.68 per share. For the 2010 fiscal year, which has not yet been reported, it appears TJX will earn about $3.47 per share, marking a three-year compound growth rate for earnings of 27%. TJX earns extremely high returns on capital, enjoys ample free cash flows and returns most of that free cash to its owners in the form of dividends and stock buybacks. We believe it can grow its store base by roughly 5% per year and repurchase 4%-6% of its shares annually.

   Fastenal turned in a very impressive year. In late 2008 and much of 2009, falling industrial production resulted in a sharp contraction in demand for Fastenal's products, which caused the company's earnings to decline in 2009 for the first time since 2001. Fastenal management responded by slowing new store growth, reducing headcount, and reining in other costs. In 2010, the industrial economy improved and Fastenal saw its growth and profitability accelerate dramatically. The company entered 2011 with considerable sales momentum and we believe it has an opportunity to grow at a rapid rate for years to come.

   End markets for Mohawk Industries' floor covering products remained difficult during 2010. Despite showing signs of improvement early in the year, residential and commercial construction contracted further. Remodeling spending, which is more important to Mohawk overall than new construction, rose only modestly from depressed levels. Total sales for the company were essentially flat with the year before, but management's restructuring efforts moved the business solidly back into profitability. The company continued to produce enough cash for management to retire $200 million of debt, establish a promising joint venture in China and boost capital spending in preparation of a rebound in U.S. demand. Mohawk begins 2011 with a leaner cost structure, innovative new products and significant potential for profitable growth in new markets.

   We sold several large positions during 2010. In the case of Martin Marietta Materials, demand for crushed stone and sand in the United States shows no sign of recovering, as construction and infrastructure spending remains depressed. While Martin Marietta owns well located quarries that generally face limited competition, demand in some of its key states is down 50% from the peak. We believe earnings will remain under pressure until construction activity normalizes. The company's net income has dropped by 63% since 2007 and we are not confident we know when demand will stabilize. Yet the stock market is valuing Martin Marietta as if a robust construction recovery were imminent. We elected to sell the stock in 2010.

   Porsche remains the world's most profitable car maker and one of the best luxury brands in the world. Alas, the company's stock price no longer seems related to its performance selling cars but to speculation about the nature and timing of its pending acquisition by Volkswagen. In what has become a long-running melodrama, Porsche attempted to take over Volkswagen a few years ago in part by borrowing heavily to accumulate options to buy VW stock. When the financial crisis hit, Porsche was unable to refinance its options and was unable to find a partner to assist it with a takeover. Ultimately, the families that control Porsche agreed to sell the company to Volkswagen. We never invested in Porsche in the hopes that our stock in this world-class luxury brand would one day convert to an interest in a volume car company, even one as well-run as Volkswagen. Last year we exited the position.

   We also sold our long-time holding in Walgreen during 2010. Simply put, we believe the economics of the drug store business have deteriorated in recent years as the pharmacy benefit managers, or PBMs, have been successful at reducing the reimbursement paid to pharmacies for dispensing prescriptions, and at enticing patients to fill long-term prescriptions via mail order services operated by the PBMs. Despite consistent sales growth in recent years, Walgreen's operating margin has steadily receded since 2007 and its earnings have barely grown. The company should benefit in the short-term from a wave of new generic drug introductions. New generic drugs are initially quite profitable for pharmacies as payers offer incentives to convert patients from branded medicines. In the longer-term, however, it must find a way to stop the slide in its operating margin.

   We made a number of new investments in 2010, including Valeant, Goldman Sachs, Google, IBM and Perrigo. We thought Goldman Sachs, Google and IBM were premier franchises trading at sizable discounts to their earnings power as investors seemed to shun blue chip stocks early in the year. Perrigo makes private label over-the-counter drugs and has an enormous market share in the U.S. for widely-used products like omeprazole and loratidine. Consumers increasingly seem willing to trade down from branded OTC drugs to store brands, such that Perrigo has nearly doubled EPS over the past two years. With a strong pipeline of prescription medication scheduled to move to OTC, including the allergy drug Allegra, we believe Perrigo has bright prospects.

   In addition to sales of Berkshire and Idexx discussed above, we also sold shares in De la Rue, Expeditors International and Paccar. In the case of De la Rue, a scandal that resulted in the resignation of the CEO caused us to lose faith in management. Expeditors is a marvelous business but we believed the shares were expensive relative to our growth expectations for earnings. We still own some Expeditors. At Paccar, we greatly admire the company but felt the stock was expensive relative to our outlook for the heavy duty truck market.

Comparison of a change in value of a $10,000 Investment in Sequoia Fund and the S&P 500 Index*

[CHART]

 SEQUOIA        S&P
  FUND          500*
10,000.00     10,000.00
11,052.00      8,811.00
10,760.20      6,863.77
12,602.40      8,832.30
13,189.70      9,793.25
14,215.80     10,274.10
15,401.40     11,897.40
16,695.10     12,550.60
12,182.40      7,906.86
14,056.10      9,999.02
16,797.00     11,504.90

   The performance shown above represents past performance and does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

   * THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR US CORPORATIONS.

SECTOR BREAKDOWN
(UNAUDITED)

                                   Percent of
AS OF DECEMBER 31, 2010            NET ASSETS
---------------------------------- ----------
U.S. Government Obligations             21.87
Healthcare                              11.16
Diversified Companies                   10.63
Retailing                               10.19
Aerospace/Defense                        8.58
Veterinary Diagnostics                   6.43
Industrial & Construction Supplies       5.97
Auto Parts                               5.81
Flooring Products                        4.32
Internet Software & Services             2.22
Investment Banking & Brokerage           2.10
IT Consulting & Other Services           2.01
Information Processing                   1.92
Miscellaneous Securities                 1.49
Advertising                              1.23
Diversified Manufacturing                1.04
Construction Equipment                   1.00
Other                                    2.03
                                   ----------
                                       100.00
                                   ----------
                                   ----------

FEES AND EXPENSES OF THE FUND
(UNAUDITED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

               ANNUAL FUND OPERATING EXPENSES

Management Fees                                  1.00%
Other Expenses                                   0.05%
Total Annual Fund Operating Expenses*            1.05%

* DOES NOT REFLECT RUANE, CUNNIFF & GOLDFARB INC.'S ("RUANE, CUNNIFF & GOLDFARB") CONTRACTUAL REIMBURSEMENT OF A PORTION OF THE FUND'S OPERATING EXPENSES. THIS REIMBURSEMENT IS A PROVISION OF RUANE, CUNNIFF & GOLDFARB'S INVESTMENT ADVISORY AGREEMENT WITH THE FUND AND THE REIMBURSEMENT WILL BE IN EFFECT ONLY SO LONG AS THAT INVESTMENT ADVISORY AGREEMENT IS IN EFFECT. FOR THE YEAR ENDED DECEMBER 31, 2010, THE FUND'S ANNUAL OPERATING EXPENSES NET OF SUCH REIMBURSEMENT WAS 1.00% .

SHAREHOLDER EXPENSE EXAMPLE

   As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

                                           EXPENSES
                                        PAID DURING
                             ENDING         PERIOD*
                BEGINNING   ACCOUNT    JULY 1, 2010
                  ACCOUNT     VALUE              TO
                    VALUE DECEMBER 31, DECEMBER 31,
             JULY 1, 2010      2010            2010
             ------------ --------- ---------------
Actual             $1,000 $1,148.90           $5.47
Hypothetical
  (5% return
  per year
  before
  expenses)        $1,000 $1,020.11           $5.14

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.01%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

SEQUOIA FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2010

COMMON STOCKS (78.69%)
                                                        VALUE
  SHARES                                               (NOTE 1)
----------                                           ------------
           ADVERTISING (1.23%)
   933,743 Omnicom Group Inc                         $ 42,765,429
                                                     ------------
           AEROSPACE/DEFENSE (8.58%)
   947,406 Precision Castparts Corp                   131,888,389
23,161,200 Qinetiq Group plc (United Kingdom)          46,970,914
12,376,114 Rolls-Royce Group plc (United Kingdom)     120,271,076
                                                     ------------
                                                      299,130,379
                                                     ------------
           AUTO PARTS (5.81%)
 1,549,400 Advance Auto Parts, Inc                    102,492,810
 1,656,139 O'Reilly Automotive Inc. *                 100,063,918
                                                     ------------
                                                      202,556,728
                                                     ------------
           CONSTRUCTION EQUIPMENT (1.00%)
 1,520,736 Ritchie Bros. Auctioneers Incorporated      35,052,965
                                                     ------------
           CRUDE OIL & GAS PRODUCTION (0.23%)
   179,508 Canadian Natural Resources Limited           7,973,745
                                                     ------------
           DIVERSIFIED COMPANIES (10.63%)
     3,055 Berkshire Hathaway Inc. Class A *          367,974,750
    33,000 Berkshire Hathaway Inc. Class B *            2,643,630
                                                     ------------
                                                      370,618,380
                                                     ------------
           DIVERSIFIED MANUFACTURING (1.04%)
   765,664 Danaher Corporation.                        36,116,371
                                                     ------------
           ELECTRONIC MANUFACTURING SERVICES (0.09%)
    77,500 Trimble Navigation Limited *                 3,094,575
                                                     ------------
           FLOORING PRODUCTS (4.32%)
 2,656,923 Mohawk Industries Inc. *                   150,806,949
                                                     ------------
           FREIGHT TRANSPORTATION (0.42%)
   271,300 Expeditors International Inc                14,812,980
                                                     ------------
           HEALTHCARE (11.16%)
   418,000 Becton, Dickinson and Company               35,329,360
   529,800 Perrigo Company                             33,552,234
11,320,000 Valeant Pharmaceuticals International Inc  320,242,800
                                                     ------------
                                                      389,124,394
                                                     ------------

                                                          VALUE
 SHARES                                                 (NOTE 1)
---------                                            --------------
          INDUSTRIAL & CONSTRUCTION SUPPLIES (5.97%)
3,475,384 Fastenal Company                            $ 208,210,255
                                                     --------------
          INDUSTRIAL GASES (0.98%)
  359,017 Praxair, Inc                                   34,275,353
                                                     --------------
          INFORMATION PROCESSING (1.92%)
  298,457 MasterCard Inc                                 66,887,198
                                                     --------------
          INSURANCE BROKERS (0.77%)
1,124,830 Brown & Brown Inc                              26,928,430
                                                     --------------
          INTERNET SOFTWARE & SERVICES (2.22%)
  130,571 Google Inc. *                                  77,555,257
                                                     --------------
          INVESTMENT BANKING & BROKERAGE (2.10%)
  435,000 The Goldman Sachs Group Incorporated           73,149,600
                                                     --------------
          IT CONSULTING & OTHER SERVICES (2.01%)
  477,000 International Business Machines Corp           70,004,520
                                                     --------------
          LABORATORY SUPPLIES (0.08%)
   19,247 Mettler-Toledo International Inc. *             2,910,339
                                                     --------------
          PROPERTY AND CASUALTY INSURANCE (0.02%)
   21,000 Verisk Analytics, Inc. *                          715,680
                                                     --------------
          RETAILING (10.19%)
   39,666 Costco Wholesale Corporation                    2,864,282
1,368,875 Target Corporation                             82,310,454
4,934,190 TJX Companies, Inc                            219,028,694
  949,032 Wal-Mart Stores, Inc                           51,181,296
                                                     --------------
                                                        355,384,726
                                                     --------------
          VETERINARY DIAGNOSTICS (6.43%)
3,240,578 Idexx Laboratories Inc. [] *                  224,312,809
                                                     --------------
          Miscellaneous Securities (1.49%) (a)           51,989,261
                                                     --------------
           TOTAL COMMON STOCKS (Cost $1,425,410,960) $2,744,376,323
                                                     --------------

  PRINCIPAL                                                                                       VALUE
   AMOUNT                                                                                        (NOTE 1)
------------                                                                                  --------------
$ 763,000,000 U.S. GOVERNMENT OBLIGATIONS (21.87%)
              U.S. Treasury Bills, 0.08%-0.13% due 1/13/2011 through 2/24/2011                 $ 762,950,799
                                                                                              --------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
               (Cost $762,950,799)                                                               762,950,799
                                                                                              --------------
              TOTAL INVESTMENTS (100.56%)
               (Cost $2,188,361,759) ++                                                        3,507,327,122
              LIABILITIES LESS OTHER ASSETS (-0.56%)                                             (19,612,483)
                                                                                              --------------
              NET ASSETS (100.00%)                                                            $3,487,714,639
                                                                                              --------------
                                                                                              --------------

+   Refer to Note 7.
++  The cost for federal income tax purposes is identical.
*   Non-income  producing.
(a) "Miscellaneous Securities" include holdings in their initial period of acquisition that have not previously been publicly disclosed.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 -- quoted prices in active markets for identical securities

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2010:

                                                                    U.S. GOVERNMENT
VALUATION INPUTS                                    COMMON STOCKS     OBLIGATIONS       TOTAL
------------------------------------------------ ------------------ --------------- --------------
Level 1 -- Quoted Prices                           $2,744,376,323              --   $2,744,376,323
Level 2 -- Other Significant Observable Inputs *               --    $762,950,799      762,950,799
                                                 ------------------ --------------- --------------
Total                                              $2,744,376,323    $762,950,799   $3,507,327,122
                                                 ------------------ --------------- --------------
                                                 ------------------ --------------- --------------

* REPRESENTS U.S. TREASURY BILLS WITH REMAINING MATURITIES OF 60 DAYS OR LESS WHICH ARE VALUED AT THEIR AMORTIZED COST.

The accompanying notes form an integral part of these Financial Statements.

                                SEQUOIA FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 DECEMBER 31, 2010

ASSETS
   Investments in securities, at value (Note 1)
      Unaffiliated companies (cost $2,107,610,650)                               $3,283,014,313
      Affiliated companies (cost $80,751,109) (Note 7)                              224,312,809
                                                                                -----------------
   Total investments in securities (cost $2,188,361,759)                          3,507,327,122
   Cash on deposit with custodian                                                     3,347,275
   Receivable for capital stock sold                                                  4,493,855
   Dividends receivable                                                               1,867,419
   Receivable for investment securities sold                                          4,335,150
   Other assets                                                                          34,074
                                                                                 -----------------
      Total assets                                                                3,521,404,895
                                                                                 -----------------
LIABILITIES
   Payable for capital stock repurchased.                                            26,772,978
   Payable for investment securities purchased                                        3,789,150
   Accrued investment advisory fee                                                    2,961,099
   Accrued other expenses.                                                              167,029
                                                                                 -----------------
      Total liabilities                                                              33,690,256
                                                                                 -----------------
Net assets applicable to 26,976,872 shares of capital stock outstanding (Note 4) $3,487,714,639
                                                                                 -----------------
                                                                                 -----------------
Net asset value, offering price and redemption price per share                          $129.29
                                                                                 -----------------
                                                                                 -----------------
NET ASSETS CONSIST OF
   Capital (par value and paid in surplus) $.10 par value capital stock,
      100,000,000 shares authorized                                              $2,168,782,276
   Accumulated net realized losses on investments (Note 5)                              (33,000)
   Unrealized appreciation                                                        1,318,965,363
                                                                                 -----------------
      Total Net Assets                                                           $3,487,714,639
                                                                                 -----------------
                                                                                 -----------------

The accompanying notes form an integral part of these Financial Statements.

                              SEQUOIA FUND, INC.
                           STATEMENT OF OPERATIONS
                        YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME
   Income
     Dividends, net of $2,114,683 foreign tax withheld                            $ 30,945,101
     Interest                                                                          535,678
                                                                                  ---------------
           Total income                                                             31,480,779
                                                                                  ---------------
   Expenses
     Investment advisory fee (Note 2)                                               31,360,973
     Legal and auditing fees                                                           156,000
     Stockholder servicing agent fees                                                  577,938
     Custodian fees                                                                     80,000
     Directors fees and expenses (Note 6)                                              284,128
     Other                                                                             160,144
                                                                                  ---------------
           Total expenses                                                           32,619,183
   Less expenses reimbursed by Investment Adviser (Note 2)                           1,110,000
                                                                                  ---------------
           Net expenses                                                             31,509,183
                                                                                  ---------------
           Net investment loss                                                         (28,404)
                                                                                  ---------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on
     Investments
        Unaffiliated companies                                                     140,218,063
        Affiliated companies (Note 7)                                               14,043,184
     Foreign currency transactions                                                     (30,323)
                                                                                  ---------------
           Net realized gain on investments and foreign currencies                 154,230,924
                                                                                  ---------------
   Net increase in unrealized appreciation on
     Investments
        Unaffiliated companies                                                     365,698,264
        Affiliated companies (Note 7)                                               40,400,738
                                                                                  ---------------
           Net increase in unrealized appreciation on investments.                 406,099,002
                                                                                  ---------------
           Net realized and unrealized gain on investments and foreign currencies  560,329,926
                                                                                  ---------------
Net increase in net assets from operations                                        $560,301,522
                                                                                  ---------------
                                                                                  ---------------

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                          2010              2009
                                                                ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS
   From operations
     Net investment income (loss)                                    $ (28,404)        $ 172,532
     Net realized gain on investments and foreign currencies       154,230,924         7,653,549
     Net increase in unrealized appreciation on investments        406,099,002       370,969,780
                                                                ----------------- -----------------
        Net increase in net assets from operations                 560,301,522       378,795,861
   Distributions to shareholders from
     Net investment income                                                  --          (582,316)
     Net realized gains                                            (43,650,447)           (5,604)
     Return of capital                                              (8,344,749)               --
   Capital share transactions (Note 4)                             111,636,350         3,371,424
                                                                ----------------- -----------------
        Total increase                                             619,942,676       381,579,365
NET ASSETS
   Beginning of period                                           2,867,771,963     2,486,192,598
                                                                ----------------- -----------------
   End of period (including undistributed net investment income
     of $0 and $0, respectively)                                $3,487,714,639    $2,867,771,963
                                                                ----------------- -----------------
                                                                ----------------- -----------------

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

     Sequoia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined under the supervision of the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with the NASDAQ
Official Closing Price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the last reported sales price on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on that day.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors.

FOREIGN CURRENCIES: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date.

F. INDEMNIFICATION: The Fund's officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS

     The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser") provides the Fund with investment advice, administrative services and facilities.

     Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2010 and the Investment Adviser reimbursed the Fund $1,110,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

     For the year ended December 31, 2010, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $31,360,973 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $545,394 to Ruane, Cunniff & Goldfarb LLC, the Fund's distributor. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2010.

NOTE 3--PORTFOLIO TRANSACTIONS

     The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2010 were $567,738,908 and $757,968,488, respectively. Included in proceeds of sales is $52,896,079 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $42,755,343.

     At December 31, 2010 the aggregate gross tax basis unrealized appreciation and depreciation of securities were $1,328,535,552 and $9,570,189, respectively.

NOTE 4--CAPITAL STOCK

     At December 31, 2010 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2010 and 2009 were as follows:

                                                           2010                    2009
                                                  ---------------------- -------------------------
                                                     SHARES       AMOUNT    SHARES          AMOUNT
                                                  --------- ------------ ------------ ------------
Shares sold                                       3,352,182 $406,319,850 3,033,183    $296,063,317
Shares issued to stockholders on reinvestment of.
   Net investment income                                 --           --     4,351         463,286
   Net realized gains on investments                283,070   35,256,313        35           3,490
   Return of capital                                 53,730    6,750,472        --              --
                                                  --------- ------------ ------------ ------------
                                                  3,688,982  448,326,635 3,037,569     296,530,093
Shares repurchased                                2,807,613  336,690,285 3,039,271     293,158,669
                                                  --------- ------------ ------------ ------------
Net increase (decrease)                             881,369 $111,636,350    (1,702)    $ 3,371,424
                                                  --------- ------------ ------------ ------------
                                                  --------- ------------ ------------ ------------

NOTE 5--FEDERAL INCOME TAXES

     Distributions to shareholders are determined in accordance with federal tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on federal tax regulations. During the year ended December 31, 2010 permanent differences primarily due to realized gains on redemptions in kind not recognized for tax purposes and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in undistributed net realized gains of $42,735,019 with a corresponding increase in paid in surplus of $42,706,615, and an increase to undistributed net investment income of $28,404. These reclassifications had no effect on net assets.

The tax character of distributions paid during 2010 and 2009 was as follows:

                                2010     2009
                         ----------- --------
Distributions paid from
Ordinary income                 $ -- $583,480
Long-term capital gains   43,650,447    4,440
Return of capital          8,344,749       --
                         ----------- --------
     Total distributions $51,995,196 $587,920
                         ----------- --------
                         ----------- --------

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income           $ --
Undistributed long-term gain              --
Deferred post-October losses         (33,000)
Unrealized appreciation        1,318,965,363
                              ---------------
                              $1,318,932,363
                              ---------------
                              ---------------

     As of December 31, 2009, the Fund had $61,261,515 of capital loss carryforwards for federal income tax purposes. These capital loss carryforwards were fully utilized during the year ended December 31, 2010 to offset net realized capital gains prior to distributing such gains to shareholders.

     The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed the Fund's tax positions taken on federal income tax returns for all open years (tax years ended December 31, 2007 through December 31, 2010) and has concluded that no provision for unrecognized benefits or expenses is required in these financial statements.

NOTE 6--DIRECTORS FEES AND EXPENSES

     Directors who are not deemed "interested persons" receive fees of $10,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors' meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2010 was $284,128.

NOTE 7--AFFILIATED COMPANIES

     Portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2010 aggregated $224,312,809 and $80,751,109, respectively. The summary of transactions for this affiliate during the period of its affiliation for the year ended December 31, 2010 is provided below:

                                PURCHASES             SALES           REALIZED DIVIDEND
                          -------------------- -------------------- ----------------------
AFFILIATE                 SHARES      COST      SHARES     COST       GAIN       INCOME
------------------------- ------ ------------- -------- ----------- ----------- ----------
Idexx Laboratories Inc      --       --        395,600  $10,405,281  $14,043,184     --

NOTE 8--SUBSEQUENT EVENTS

     Accounting principles generally accepted in the United States of America require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE 10--FINANCIAL HIGHLIGHTS

                                                                          YEAR
                                                                    ENDED DECEMBER 31,
                                         ----------- ------- --------------------------------------- -----------
                                             2010           2009              2008           2007        2006
                                         ----------- ----------------- ----------------- ----------- -----------
Per Share Operating Performance (for a
   share outstanding throughout
   the period)
Net asset value, beginning of period     $ 109.90           $ 95.27          $ 139.12    $ 152.75    $ 155.45
                                         ----------- ----------------- ----------------- ----------- -----------
Income from investment operations
   Net investment income (loss)             (0.00)(a)          0.00(a)           0.40        0.46       (0.70)
   Net realized and unrealized gains
     (losses) on investments                21.35             14.65            (37.11)      13.48       13.60
                                         ----------- ------- --------- ------- --------- ----------- -----------
     Total from investment operations       21.35             14.65            (36.71)      13.94       12.90
                                         ----------- ------- --------- ------- --------- ----------- -----------
Less distributions
   Dividends from net investment income        --             (0.02)            (0.42)      (0.45)      (0.00)
   Distributions from net realized gains    (1.65)            (0.00)(a)         (6.72)     (27.12)     (15.60)
   Return of capital.                       (0.31)               --                --          --          --
                                         ----------- ------- --------- ------- --------- ----------- -----------
     Total distributions                    (1.96)            (0.02)            (7.14)     (27.57)     (15.60)
                                         ----------- ------- --------- ------- --------- ----------- -----------
Net asset value, end of period           $ 129.29          $ 109.90           $ 95.27    $ 139.12    $ 152.75
                                         ----------- ----------------- ----------------- ----------- -----------
                                         ----------- ----------------- ----------------- ----------- -----------
Total Return                                19.50%            15.38%           (27.03)%      8.40%       8.34%
Ratios/Supplementary data
Net assets, end of period (in millions)  $3,487.7          $2,867.8          $2,486.2    $3,513.5    $3,599.8
Ratio of expenses to average net assets
   Before expense reimbursement              1.04%             1.05%             1.04%       1.03%       1.03%
   After expense reimbursement               1.00%             1.01%             1.00%       1.00%       1.00%
Ratio of net investment income (loss) to
   average net assets                       (0.00)%            0.01%             0.33%       0.29%      (0.46)%
Portfolio turnover rate                        23%               15%               12%         13%         14%

(a) Represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 were audited by other auditors whose report dated February 21, 2007 expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sequoia Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 18, 2011

APPROVAL OF ADVISORY CONTRACT

(UNAUDITED)

     At a meeting held on December 6, 2010, the Board of Directors of Sequoia Fund, Inc. (the "Fund"), including a majority of the independent directors, evaluated and approved the renewal of the advisory contract between the Fund and Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser"). In approving the renewal of the advisory contract, the directors considered all information they deemed reasonably necessary to evaluate the terms of the contract.

     NATURE AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the Investment Adviser to the Fund. They considered information describing the personnel responsible for the day-to-day management of the Fund, the Investment Adviser's existing and planned staffing levels and the Investment Adviser's research capability and overall reputation. The directors considered the Investment Adviser's representation that it had no current plans to change the manner in which it managed the Fund. They considered information concerning the Investment Adviser's compliance policies and procedures, which are reasonably designed to, among other things, prevent violations of the Investment Advisers Act of 1940 and address the Investment Adviser's conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors, the directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the advisory contract.

     INVESTMENT PERFORMANCE. The directors reviewed the Fund's performance under the Investment Adviser's management. They considered the Fund's performance and the performance of the S&P 500 Index for the first 10 months of 2010. They noted that for the first 10 months of 2010, the Fund generated a total return of 15.8% versus a return for the S&P 500 Index of 7.8% . They reviewed information concerning those portfolio holdings that contributed most to the Fund's performance during that period. They also considered the Fund's performance compared to the performance of peer-group funds for the year-to-date, 3-year, 5-year and 10-year periods ended November 4, 2010. They considered the source of the information and discussed performance of certain funds included in the peer group. The directors considered the Fund's performance in light of information provided by the Investment Adviser concerning the performance of the Investment Adviser's other advisory accounts. The directors concluded that the Fund's overall performance was satisfactory.

     FEES. Next, the directors examined the fees paid to the Investment Adviser under the advisory contract and the Fund's overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund's advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, peer-group funds. They reviewed information showing that the Fund's expense ratio was 1.01% and that the average expense ratio for the peer-group funds was 1.12% . They considered the Investment Adviser's obligation under the contract to reimburse the Fund for the excess, if any, in any year of the Fund's operating expenses over 1 1/2% of the Fund's average daily net asset values up to a maximum of $30 million, plus 1% of the Fund's average daily net asset values in excess of $30 million. The directors also considered information regarding the fees charged by the Investment Adviser to its other advisory accounts. Based on these and other factors, the directors determined that the fees charged to the Fund by the Investment Adviser under the advisory contract were reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

     PROFITABILITY AND OTHER BENEFITS TO THE INVESTMENT ADVISER. The directors considered the profitability of the Fund to the Investment Adviser for the ten months ended October 31, 2010. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a broker-dealer affiliate of the Investment Adviser, during those months. Based on these factors, the directors concluded that the Investment Adviser's profitability would not prevent them from approving the renewal of the contract.

     ECONOMIES OF SCALE. The directors considered information concerning economies of scale and whether the existing fees paid by the Fund to the Investment Adviser might require adjustment in light of any economies of scale. The directors determined that no modification of the existing fee level was necessary because, among other things, the Fund's total annual expense ratio was comparable to the average expense ratio of the peer-group funds.

     In light of the Fund's performance, the extent and quality of the Investment Adviser's provision of advisory and other services, the reasonableness of the Fund's advisory fee compared to the advisory fee of peer-group funds and other factors, the directors concluded that retention of the Investment Adviser was in the best interest of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the directors. Based upon such conclusions, the directors, including a majority of the independent directors, approved the renewal of the advisory contract.

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS: (UNAUDITED)

The SAI includes additional information about Fund directors and is available, without charge, upon request.
You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                           OTHER
                                              TERM OF OFFICE AND      PRINCIPAL         DIRECTORSHIPS
                            POSITION HELD       LENGTH OF TIME     OCCUPATION DURING       HELD BY
NAME, AGE, AND ADDRESS        WITH FUND              SERVED          PAST 5 YEARS         DIRECTOR
------------------------ --------------------    ------------------ --------------------   -------------
Richard T. Cunniff, 87   Vice Chairman &         Term -- 1 Year &    Vice Chairman &           None
767 Fifth Avenue         Director                Length of Time      Director of Ruane,
New York, NY 10153                               served -- 40 Years  Cunniff & Goldfarb
                                                                     Inc.
Robert D. Goldfarb, 66   President & Director    Term -- 1 Year &    Chairman &                None
767 Fifth Avenue                                 Length of Time      Director of Ruane,
New York, NY 10153                               served -- 32 Years  Cunniff & Goldfarb
                                                                     Inc.

David M. Poppe, 45       Executive Vice          Term -- 1 Year &    President & Director       None
767 Fifth Avenue         President & Director    Length of Time      of Ruane, Cunniff &
New York, NY 10153                               served -- 7 Years   Goldfarb
                                                                     Inc.

Joseph Quinones, Jr., 65 Vice President,         Term -- 1 Year &    Vice President,            None
767 Fifth Avenue         Secretary,              Length of Time      Secretary,
New York, NY 10153       Treasurer & Chief       served -- 15 Years  Treasurer & Chief
                         Compliance Officer                          Compliance Officer
                                                                     of Ruane, Cunniff &
                                                                     Goldfarb Inc.
Michael Valenti, 41      Assistant Secretary     Term -- 1 Year &    Administrator of           None
767 Fifth Avenue                                 Length of Time      Ruane, Cunniff &
New York, NY 10153                               served -- 4 Years   Goldfarb Inc.

C. William Neuhauser, 84 Director                Term -- 1 Year &    Retired                    None
767 Fifth Avenue                                 Length of Time
New York, NY 10153                               served -- 36 Years

Robert L. Swiggett, 88   Director                Term -- 1 Year &    Retired                    None
767 Fifth Avenue                                 Length of Time
New York, NY 10153                               served -- 40 Years

Sharon Osberg, 61        Director                Term -- 1 Year &    Consultant Internet        None
767 Fifth Avenue                                 Length of Time      Mobile Technology
New York, NY 10153                               served -- 7 Years

Roger Lowenstein, 56    Director                 Term -- 1 Year &    Writer major               None
767 Fifth Avenue                                 Length of Time      Financial and News
New York, NY 10153                               served -- 12 Years  Publications

Vinod Ahooja, 59        Director --              Term -- 1 Year &    Retired                    None
767 Fifth Avenue        Chairman of the          Length of Time
New York, NY 10153      Board                    served -- 10 Years

OTHER INFORMATION (UNAUDITED)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund-reports.htm.

     You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

SEQUOIA FUND, INC.
767 FIFTH AVENUE, SUITE 4701
NEW YORK, NEW YORK 10153-4798
(800) 686-6884
WEBSITE: WWW.SEQUOIAFUND.COM

DIRECTORS
Richard T. Cunniff
Robert D. Goldfarb
David M. Poppe
Vinod Ahooja, Chairman of the Board
Roger Lowenstein
C. William Neuhauser
Sharon Osberg
Robert L. Swiggett

OFFICERS
   Richard T. Cunniff   -- VICE CHAIRMAN
   Robert D. Goldfarb   -- PRESIDENT
   David M. Poppe       -- EXECUTIVE VICE PRESIDENT
   Joseph Quinones, Jr. -- VICE PRESIDENT, SECRETARY, TREASURER & CHIEF COMPLIANCE
                           OFFICER
   Michael Valenti      -- ASSISTANT SECRETARY

INVESTMENT ADVISER
Ruane, Cunniff & Goldfarb Inc.
767 Fifth Avenue, Suite 4701
New York, New York
10153-4798

DISTRIBUTOR
Ruane, Cunniff & Goldfarb LLC
767 Fifth Avenue, Suite 4701
New York, New York
10153-4798

CUSTODIAN
The Bank of New York
MF Custody Administration Department
One Wall Street, 25th Floor
New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 219477
Kansas City, Missouri 64121

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004


ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR, and also made available on the Fund's website at: http://www.sequoiafund.com/si-code-of-ethics.htm. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2010             December 31, 2009
                             -----------------             -----------------
Audit Fees                        $30,500                       $30,000
Audit-Related Fees                   n/a                           n/a
Tax Fees                           $4,000                        $4,000
Other Fees                           n/a                            n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.


(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $22,500 and $12,000, respectively.


(h) Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  March 1, 2011

By:     /s/ Joseph Quinones, Jr.
        ---------------------------
        Joseph Quinones, Jr.
        Vice President, Secretary, Treasurer

Date:  March 1, 2011